Exhibit 10.11

SECURED PERSONAL GUARANTY

June 30, 2015

To induce American Power Group Corporation, a Delaware corporation with its principal place of business at 7 Kimball Lane, Building A, Lynnfield, Massachusetts 01940, and its successors and assigns (the “Lender”), to make loans or grant other financial accommodations to Trident Resources LLC, a North Dakota limited liability company (the “Borrower”), and in consideration thereof, the undersigned guarantor(s), jointly and severally if more than one (herein collectively the “Guarantor”), hereby absolutely and unconditionally guarantee(s) to the Lender the due and punctual payment and performance of the Borrower’s Obligations (as herein defined), when due, whether by acceleration or otherwise, irrespective of the validity or enforceability of the documents evidencing the Obligations or executed in connection therewith or the existence or perfection of any security therefor. “Obligations” means all indebtedness and liabilities whatsoever of the Borrower to the Lender, whether direct or indirect, secured or unsecured, joint or several, absolute or contingent, due or to become due, whether for payment or performance, now existing or hereafter arising, under that certain Loan and Security Agreement executed as of the date hereof between the Borrower and the Lender (the “Loan Agreement”) and/or the Senior Secured Promissory Note executed as of the date hereof by the Borrower (the “Note”), regardless of how the same arise.

The obligations of the Guarantor under this Guaranty are secured by a Security Agreement, dated as of the date of this Guaranty, between the Guarantor and the Lender. Additional rights of the Lender are set forth in such Security Agreement and the other documents referred to therein.

The Guarantor expressly waives the following: presentment and demand for payment or performance of any of the Obligations, any instrument evidencing the Obligations or this Guaranty, protest, notice of protest and notice of default under the Loan Agreement, the Note or any other instrument evidencing the Obligations or hereunder or of dishonor or nonpayment of any instrument evidencing the Obligations, and any other notice or demand required by law and lawfully waivable by the Guarantor; any defenses otherwise available to a surety or guarantor; any right to require suit against the Borrower or any other party before enforcing this Guaranty; and, for as long as any of the Obligations remain unpaid, any and all rights the Guarantor may have against the Borrower by way of subrogation, reimbursement, set-off, claim or otherwise arising out of the payment or performance by the Guarantor of any of the Obligations to the Lender.

The Guarantor hereby consents and agrees that amendments or waiver of the Loan Agreement and/or the Note, renewals and extensions of time of payment, surrender, release, exchange, substitution, dealing with or taking of any collateral or additional collateral security, making advances to perform Obligations then in default, taking or release of any other guaranties, assignment or transfer of any of the Obligations, including this Guaranty, abstaining from taking guaranties or additional collateral, waivers of any defaults, rights or remedies and any and all other forbearances or indulgences granted by the Lender to the Borrower or any other party may be made, granted and/or effected by the Lender without notice to the Guarantor and without in any manner affecting the Guarantor’s liability hereunder.

Any modification, release or limitation of the liabilities of the Borrower or of any other guarantors of the Obligations which occurs in or as a result of the operation of any existing or future federal or state laws affecting the rights of creditors, including without limitation the Federal Bankruptcy Code, as amended from time to time, shall not delay, release, limit or alter the Guarantor’s liability hereunder.

Any notice to the Guarantor by the Lender at any time shall not imply that such notice or any further or similar notice was or is required. Any notice, demand, request or other communication given hereunder or in connection herewith (“Notice”) shall be deemed sufficient if in writing and sent by registered or certified mail, postage prepaid, return receipt requested, addressed to the party to receive such Notice at such party’s address set forth herein or at such other address as such party may hereafter designate by Notice given in like fashion. Notices from the Lender to the Borrower shall be deemed given when mailed. Any Notice from the Guarantor to the Lender shall be effective only upon receipt of such Notice by an officer of the Lender.

The Guarantor further agrees to pay the Lender any and all costs, expenses and reasonable attorneys’ fees paid or incurred by the Lender in enforcing or collecting or endeavoring to enforce or collect the Obligations or in enforcing or endeavoring to enforce this Guaranty.

The Guarantor agrees that any and all existing or future indebtedness, liability or obligations of the Borrower to the Guarantor are and shall be fully subordinated to the Obligations until payment and/or performance of the Obligations in full.

In the event of a default under any of the Obligations or in the event of any damage or destruction of all or any part of any material property, real or personal, now or hereafter securing this Guaranty or in the event that the Borrower, the Guarantor or any one or more of any other guarantors of any of the Obligations shall (i) apply for or consent to the appointment of a receiver, trustee or liquidator of its or any of its or their property, (ii) admit in writing its or their inability to pay or fail generally to pay its or their debts as they mature, (iii) make a general assignment for the benefit of creditors, (iv) be adjudicated a bankrupt, or (v) file a voluntary petition in bankruptcy or a petition or an answer seeking reorganization or an arrangement with creditors, to take advantage of any bankruptcy, reorganization, arrangement, insolvency, readjustment of debts, dissolution or liquidation statute, or admitting the material allegations of a petition filed against the Guarantor or any of them in a proceeding under any such law, all Obligations shall, for the purpose of this Guaranty, be deemed at the Lender’s election to have become immediately due and payable. The occurrence of any or all of the foregoing or the failure of the Guarantor to observe or perform any covenant, agreement or condition of this Guaranty or contained in any document, instrument or agreement executed in connection herewith or as security for the Guarantor’s obligations hereunder shall be an “Event of Default” hereunder.

The Guarantor further covenants and agrees with the Lender that during such time as this Guaranty is in effect, the Guarantor will not make or permit any substantial diminution in the Guarantor’s net worth. In the event of any breach of the covenants and agreements contained in this Guaranty or upon the occurrence of an Event of Default hereunder, all Obligations, regardless of their terms, shall at the Lender’s election be deemed for the purposes of this Guaranty to have become matured, and, at the Lender’s election, the Guarantor shall promptly pay to the Lender the entire amount of the Obligations, and the Lender may take any action deemed necessary or advisable to enforce this Guaranty.

If more than one party executes this Guaranty, all obligations of such parties hereunder are the joint and several obligations of the undersigned, and all references to the Guarantor herein shall be deemed to refer to, all (both) of them, each of them and any (either) of them.

This Guaranty shall be governed and construed in accordance with the laws of the State of Iowa applicable to contracts made and to be performed wholly therein and without reference to conflicts of law rules. The Guarantor hereby irrevocably agrees that any suit or proceeding arising directly and/or indirectly pursuant to or under this Guaranty shall be brought solely in a federal or state court located in the State of Iowa. The Guarantor covenants and irrevocably submits to the in personam jurisdiction of the federal and state courts located in the State of Iowa and agrees that any process in any such action may be served upon the Guarantor personally or by certified mail or registered mail addressed to the Guarantor, return receipt requested, with the same full force and effect as if personally served upon the Guarantor in the State of Iowa. The Guarantor hereby waives any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of in personam jurisdiction with respect thereto.

THE GUARANTOR HEREBY UNCONDITIONALLY WAIVES ANY RIGHT TO A JURY TRIAL WITH RESPECT TO AND IN ANY ACTION, PROCEEDING, CLAIM, COUNTERCLAIM, DEMAND OR OTHER MATTER WHATSOEVER ARISING OUT OF THIS GURARNTY, THE NOTE, THE LOAN AGREEMENT OR ANY OTHER AGREEMENT, DOCUMENT OR INSTRUMENT CONTEMPLATED BY THIS GUARANTY, THE NOTE OR THE LOAN AGREEMENT.

This Guaranty shall operate as a continuing guaranty and shall be binding upon the Guarantor and the Guarantor’s heirs, personal representatives, successors and assigns, and shall inure to the benefit of the Lender and its successors and assigns.

Executed under seal as of the date first above written.

/s/ Thomas Lockhart
Thomas Lockhart

Address for Notices:

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